EXHIBIT 99.4

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Annual Report of The Bureau of National Affairs, Inc. (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George J. Korphage, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

       (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and that

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ George J. Korphage
                                    ---------------------
                                    George J. Korphage
                                    Chief Financial Officer
                                    March 20, 2003